SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

         Date of Report (date of earliest event reported) July 28, 2004
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                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                (Sponsor of the Nelnet Student Loan Trust 2002-1)




           Delaware               333-108649                  75-2997993
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(State of other jurisdiction      (Commission               (IRS Employer ID
of incorporation)                 File Number)                  Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska             68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                          (402) 458-2301
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        (Former name or former address, if changed since last report)

Item 5. Other Events
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        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC and Deutsche Bank Securities Inc. (the "Underwriting Agreement") dated as of July 20, 2004, an Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank (the "Indenture"), and a Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee (the "Trust Agreement"). The Underwriting Agreement, the Indenture and the Trust Agreement were executed in connection with the issuance by Nelnet Student Loan Trust 2004-3 of $1,355,000,000 of its Student Loan Asset-Backed Notes on July 28, 2004. The details of this issuance are contained in the Prospectus Supplement filed on July 22, 2003.

        The following agreements were executed and delivered as of July 1, 2004 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2004-3 acting through Zions First National Bank as indenture trustee and eligible lender trustee, and Nelnet Student Loan Funding, LLC; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2004-3 and Nelnet Student Loan Funding, LLC; and (c) the Administration Agreement among Nelnet Student Loan Trust 2004-3, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC and Deutsche Bank Securities Inc. dated as of July 20, 2004 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of July 1, 2004 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of July 1, 2004 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2004-3, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of July 1, 2004 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2004-3 and Nelnet Student Loan Funding, LLC, dated as of July 1, 2004 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2004-3, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of July 1, 2004 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NELNET STUDENT LOAN
                                     FUNDING, LLC


                                     By: NELNET STUDENT LOAN FUNDING MANAGEMENT
                                         CORPORATION, as Manager



                                     By: /s/  Jeffrey Noordhoek
                                        ----------------------------------------
                                        Jeffrey Noordhoek
                                        Senior Vice President

Dated:  August 3, 2004

                                  EXHIBIT INDEX



               Exhibit
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(1.1)   Underwriting Agreement

(4.1)   Indenture of Trust

(4.2)   Trust Agreement

(99.1)  Loan Purchase Agreement

(99.2)  Master Servicing Agreement

(99.3)  Administration Agreement